Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies Disclosure [Text Block]
Commitments and Contingencies
Contingent Liabilities: The Company sells 1-4 family residential loans under the MPF program with FHLB of Boston. Under this program the Company shares in the credit risk of each mortgage, while receiving fee income in return. The Company is responsible for a Credit Enhancement Obligation (CEO) based on the credit quality of these loans. FHLB of Boston funds a First Loss Account (FLA) based on the Company's outstanding MPF mortgage balances. This creates a laddered approach to sharing in any losses. In the event of default, homeowner's equity and private mortgage insurance, if any, are the first sources of repayment; the FHLB of Boston's FLA funds are then utilized, followed by the member's CEO, with the balance the responsibility of FHLB of Boston. These loans meet specific underwriting standards of the FHLB of Boston. The Company had sold $5.0 million in loans through the MPF program that had an outstanding balance of $2.4 million as of December 31, 2011.

The volume of loans sold to the MPF program and the corresponding credit obligation are closely monitored by management. As of December 31, 2011, the notional amount of the maximum contingent contractual liability related to this program was $92 thousand of which $6 thousand has been recorded as a reserve through Accrued interest and other liabilities.

Legal Contingencies: In the normal course of business, the Company is involved in various legal and other proceedings. In the opinion of management, after consulting with the Company's legal counsel, any liability resulting from such proceedings is not expected to have a material adverse effect on the Company’s financial statements.